AdvanceDesigns® Variable Annuity AdvisorDesigns® Variable Annuity EliteDesigns® Variable Annuity EliteDesigns® II Variable Annuity SecureDesigns® Variable Annuity	AdvanceDesigns® Variable Annuity AdvisorDesigns® Variable Annuity EliteDesigns® Variable Annuity EliteDesigns® II Variable Annuity SecureDesigns® Variable Annuity
Issued by:	Issued by:
Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001	First Security Benefit Life Insurance and Annuity Company of New York 800 Westchester Avenue, Suite 641 N Rye Brook, New York 10573

Supplement Dated August 22, 2013,
To Current Prospectus

Important Information about
Guggenheim VT All-Asset Aggressive Strategy
Guggenheim VT All-Asset Conservative Strategy
Guggenheim VT All-Asset Moderate Strategy
Guggenheim VT DWA Flexible Allocation*
Guggenheim VT DWA Sector Rotation*

This Supplement updates certain information in the Prospectus. Please read this Supplement carefully and retain it for future use.

Effective August 22, 2013, the Guggenheim VT All-Asset Aggressive Strategy Subaccount, Guggenheim VT All-Asset Conservative Strategy Subaccount, Guggenheim VT All-Asset Moderate Strategy Subaccount, Guggenheim VT DWA Flexible Allocation Subaccount, and Guggenheim VT DWA Sector Rotation Subaccount, (the “Subaccounts”) will no longer be available as investment options under your Contract. The underlying funds of the Subaccounts, the Guggenheim VT All-Asset Aggressive Strategy Fund, Guggenheim VT All-Asset Conservative Strategy Fund, Guggenheim VT All-Asset Moderate Strategy Fund, Guggenheim VT DWA Flexible Allocation Fund, and Guggenheim VT DWA Sector Rotation Fund (the “Funds”), are expected to be liquidated on or about September 6, 2013.

If you have allocated Contract Value to any of the Subaccounts, you may want to consider transferring your Contract Value to other available subacounts prior to September 6, 2013. Should you choose to request such a transfer, there will be no fees, charges, tax effects, penalties or alteration of your rights for transferring Contract Value from any of the Subaccounts to another subaccount, and such a transfer will not count toward any transfer limit under your Contract.

If a transfer request is not received by the close of business on September 6, 2013, Security Benefit Life Insurance Company and/or First Security Benefit Life Insurance and Annuity Company of New York will re-allocate Contract Value allocated to the Subaccounts and redemption proceeds received upon the Funds’ liquidations to the Subaccount listed below:

For AdvanceDesigns & SecureDesigns:

Guggenheim VT Money Market Subaccount, which invests in the Guggenheim Investments Variable Insurance Funds Series C Money Market Fund. The investment objective of the Series C Money Market Fund is to seek as high a level of current income as is consistent with the preservation of capital.

For AdvisorDesigns, EliteDesigns & EliteDesigns II:

Rydex VT U.S. Government Money Market Subaccount, which invests in the Rydex VT U.S. Government Money Market Fund. The investment objective of the U.S. Government Money Market Fund is to seek to provide security of principal, high current income, and liquidity.

More detailed information regarding the investment objective, policies, risks, and expenses associated with the Guggenheim Investments Variable Insurance Funds Series C Money Market Fund and/or the Rydex VT U.S. Government Money Market Fund, and other relevant information, may be found in the respective fund prospectus. The prospectus for an Underlying Fund should be read in conjunction with the Contract Prospectus. You may contact Security Benefit Life Insurance Company or First Security Benefit Life Insurance and Annuity Company of New York to obtain additional information, including a transfer request form or copies of the fund prospectus(es).

*Each underlying fund is only available in the EliteDesigns and the EliteDesigns II variable annuities.

Please Retain This Supplement For Future Reference